SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 7, 2002
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                        (Date of earliest event reported)


                  Citibank (South Dakota), National Association
                                  on behalf of
                    Associates Credit Card Master Note Trust
                   (Issuer of the Asset Backed Certificates)
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               (Exact name of registrant as specified in charter)

United States of America                                      46-0358360
Delaware                       333-9486701
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


701 East 60th Street, North, Sioux Falls, South Dakota         57117
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (605) 331-2626
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                    Associates Credit Card Receivables Corp.
              290 East Carpenter Freeway, Irving, Texas 75062-2729
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

      In early January 2002 the Citigroup credit card business underwent a legal vehicle restructuring. As part of this restructuring, effective January 7, 2002, Associates National Bank (Delaware), the Servicer of the Associates Credit Card Master Note Trust, merged with and into its affiliate Citibank (South Dakota), National Association ("CBSD"), with CBSD being the surviving entity, and pursuant to such merger CBSD assumed all the rights, duties and obligations of Associates National Bank (Delaware) as Servicer. Prior to that date, CBSD also assumed all the interest of Associates Credit Card Receivables Corp. in the Trust.


      Future filings for the Associates Credit Card Master Note Trust will continue to be made in the name of the Trust, and will also be made in the name of Citibank (South Dakota), National Association. Filings in the name of Associates Credit Card Receivables Corp. will no longer be made.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CITIBANK (SOUTH DAKOTA),
                                  NATIONAL ASSOCIATION



                               By:    /s/ Douglas Morrison
                                  --------------------------------------
                                  Name:   Douglas Morrison
                                  Title:   Vice President



Date: January 9, 2002